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                                                                  EXHIBIT 10(a)


                                                                     Per 5/__/96
                                                                Board Resolution

                             RIVIERA TOOL COMPANY

                        1996 INCENTIVE STOCK OPTION PLAN
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Section 1 - Purpose


     The RIVIERA TOOL COMPANY 1996 INCENTIVE STOCK OPTION PLAN (hereinafter called the "Plan") is a plan to provide incentive to certain employees of Riviera Tool Company and its subsidiaries (hereinafter called the "Corporation") based upon such employees' individual contributions to the long term growth and profitability of the Corporation, in order to encourage their identity with shareholder concerns and their current and continuing interest in the development and financial success of the Corporation.


Section 2 - Definitions

     (a) The term "subsidiaries" shall mean those corporations and partnerships in which the Corporation owns directly or indirectly a majority equity interest as defined under generally accepted accounting principles.

     (b) The term "Code" shall mean the Internal Revenue Code of 1986, as the same may be from time to time amended.

     (c) The term "Committee" shall mean such committee of the Board of Directors of the Corporation as shall be established by the Board of Directors, the members of which shall be "disinterested persons" under Rule 16b-3 of the Securities and Exchange Commission (or any successor regulation issued under federal securities laws) and shall be ineligible to participate in the Plan, or in the absence of an appointed committee all members of the Board of Directors who are disinterested persons.

     (d) The term "company stock" shall mean shares of the common capital stock of the Corporation available for award or awarded, or subject to options or rights granted, under the Plan.

     (e) The term "market value" shall mean for a share of company stock as of any date (i) the mean between the highest and lowest sale prices for the company stock as reflected in the National Association of Securities Dealers Automated Quotation System (NASDAQ) for that date, or if there is no sale on such date then on the next preceding date on which a sale has occurred, or (ii) if there is no public trading market for the company stock, then the value established by the Committee or the Board of Directors for purposes of the Plan.
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                                                                  Per 5/__/96
                                                             Board Resolution

     (f) The term "options" shall mean collectively the incentive stock options available for grant or granted under Section 8 of the Plan.

     (g) The term "optionee" means any person to whom an option or right has been granted or who becomes a holder of an option or right under Section 8 of the Plan.

Section 3 - Effective Date and Duration

     Subject to the approval of the Plan by the shareholders of the Corporation, the Plan shall be effective upon the effective date of a registration statement for the Corporation filed with the Securities and Exchange Commission for the initial public offering of common stock of the Corporation. The Plan shall continue until it is terminated by the Board of Directors as provided in Section 10.


Section 4 - Administration

     The Committee shall be responsible for the general operation and administration of the Plan and shall have the authority to interpret the Plan and to adopt administrative rules and regulations governing its operation. The Committee may delegate the performance of administrative functions to the Secretary of the Committee.


Section 5 - Participation, Stock Awards and Option Grants

     (a) Each year, the Committee shall designate as participants in the Plan those officers and employees of the Corporation and those former officers and employees who have a consulting arrangement with the Corporation that the Committee determines. Mr. Kenneth K. Rieth shall not be eligible to participate in the Plan.

     (b) Each year, the Committee may grant stock options that qualify as "incentive stock options" within the meaning of Section 422 of the Code to each current and former officer and employee whom it has designated as a participant for such year. Upon the approval by the Board of Directors of the Corporation of the individual awards and/or grants, if any, made to executive officers and of the total of all awards and grants made to all other persons, the determination of the Committee as to each such award and grant shall become final.





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                                                                     Per 5/__/96
                                                                Board Resolution

Section 6 - Shares Reserved Under the Plan

     There is hereby reserved for use upon exercise of options to be granted from time to time under the Plan, an aggregate of 50,000 shares of company stock may be authorized but unissued shares, treasury shares, shares acquired in the open market, or any combination of the foregoing, and if acquired in the open market, shall be acquired by an agent independent of the Corporation. Any shares of company stock underlying options that are forfeited pursuant to Section 8(d) of the Plan and, to the extent permissible for purposes of allowing the Plan to continue to be considered as described under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any shares of company stock that are used for full or partial payment of the purchase price of shares with respect to which an option is exercised pursuant to Section 8 of the Plan may thereafter again be awarded or made subject to grant under the Plan. In the event of any change in the outstanding shares of the common capital stock of the Corporation by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar change, the Committee may make appropriate adjustments in the aggregate number of shares of company stock made subject to options granted or reserved for award or grant under the Plan, in the prices of options granted, or provide for the substitution of other securities of the class exchanged for common capital stock of the Corporation in any merger or consolidation.


Section 7 - Options Granted Under the Plan

     (a) Options granted to a participant may not be sold, transferred, alienated or assigned (other than by will or the laws of descent and distribution) during the exercise period established with respect to such shares, but nothing contained in this sentence shall preclude the sale or other transfer of shares of company stock obtained by the proper exercise of any option. During the lifetime of an optionee, the option shall be exercisable only by the optionee personally or by the optionee's legal representative.

     (b) The exercise of options by a participant under this Plan shall be subject to satisfaction of the conditions precedent that the participant refrain from engaging in any activity that, in the opinion of the Committee, is competitive with any activity of the Corporation (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Committee, shall not be considered to be an activity that is competitive with any activity of the Corporation) and from otherwise acting, either prior to or after termination of employment, in any manner inimical or in any way contrary to the best interests of the Corporation and that the participant furnish to the Corporation such information with respect to the satisfaction of the foregoing conditions precedent as the Committee shall reasonably request. Any shares of company stock obtained





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                                                                     Per 5/__/96
                                                                Board Resolution

upon exercise of an option granted under the Plan may be made subject to such other conditions or restrictions as the Committee deems advisable, including without limitation, provisions to comply with federal and state securities laws.

     (c) Certificates issued for shares of company stock acquired pursuant to this Plan may bear a legend stating that the shares are issued subject to the restrictions set forth in the Plan.


Section 8 - Grants of Options

     (a) Participants eligible to receive grants of options under this Section 8 shall be selected by the Committee from among the officers and employees of the Corporation and from former officers and employees who have a consulting arrangement with the Corporation. The Committee may grant more than one option to any eligible current or former officer or employee.

     (b) The Committee shall determine the eligible participants to whom, and the time or times at which, options will be granted, the number of shares to be subject to each option, the duration of each option, the time or times within which the option may be exercised, the cancellation of the option (with the consent of the holder thereof) and the other conditions of the grant of the option. The provisions and conditions of the grants of options need not be the same with respect to each optionee or with respect to each option.

     (c) Except as otherwise specifically provided herein, options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (i) Option Price. At the time the Committee approves the grant, the Committee shall determine the option price which shall be not less than one hundred percent (100%) of the market value of the company stock on the date of Committee approval of the grant. With respect to any option granted to a participant who owns, or is deemed to own, stock possessing more than ten percent (10%) of the voting rights of the Company's outstanding capital stock at the date of the grant, the exercise price of the option must be at least equal to one hundred ten percent (110%) of the fair market value on the date of the grant of the option and may not be exercisable more than five (5) years after the date of the grant.

         (ii) Payment. The option price shall be paid in full at the time of exercise. No shares shall be issued until full payment has been received therefor. Payment may be in cash or, with the prior approval of and upon the conditions established by the Committee, by delivery of shares of company stock owned by the optionee; provided, however, that company stock acquired by the optionee through the exercise of an





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                                                                     Per 5/__/96
                                                                Board Resolution

     incentive stock option may not be used for payment prior to the expiration of the holding periods prescribed in Section 422(a)(1) of the Code. If payment is made by the delivery of shares of company stock, the value of the shares on the day they are delivered shall be the market value on such day.

         (iii) Duration of Options. The duration of options shall be determined by the Committee, but in no event shall the maximum duration of an incentive stock option exceed ten (10) years from the date of its grant.

         (iv) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate from time to time; provided, however, that no option shall be exercisable in whole or in part for a period of twelve (12) months from the date on which the option is granted. Options shall be exercisable in full or in such cumulative installments as shall be determined by the Committee on the grant of the option. If an option shall be exercisable in installments, the Committee may, in its discretion, provide for other events in which all installments shall become immediately exercisable if any installment be presently exercisable.

         (v) Incentive Stock Options. The Committee may not grant a participant incentive stock options in the aggregate that are first exercisable during any one calendar year with respect to company stock the aggregate market value of which exceeds $100,000, taking into account all stock option plans of the Corporation.

     (d) If the employment of an optionee to whom an incentive stock option has been granted under the Plan shall be terminated (except as set forth below) such option may be exercised, to the extent that the option was exercisable on the date of termination of employment, only until the earlier of three (3) months after such termination or the original expiration date of the option; provided, however, that any option held by an optionee whose employment shall be terminated either (i) for cause or (ii) voluntarily by the optionee and without the consent of the participating affiliate by which the optionee was employed (which consent shall be assumed in the case of retirement at normal retirement age but not in the case of early retirement) shall, to the extent not theretofore exercised, immediately terminate. If an optionee to whom an incentive stock option has been granted under the Plan shall become disabled while employed and such disability results in the termination of employment, such option may be exercised, to the extent that the option was exercisable on the date of termination of employment, by either the disabled optionee or such optionee's legal representative, as the case may be, and the right to exercise the option shall terminate upon the earlier of the expiration of twelve (12) months from the date of such termination of employment or the original expiration date of the option. If an optionee has been granted an option exercisable in installments, then, notwithstanding the terms specifying the installments in which the option shall be exercisable, upon the death or disability of the





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                                                                     Per 5/__/96
                                                                Board Resolution

optionee at any time subsequent to the expiration of the first year of the term of the option, the option shall be exercisable within the time period set forth above as to all shares of company stock remaining subject to the option. For the purposes of this Section 8, the term "disabled" shall have the meaning contained within Section 22(e)(3) of the Code.

     (e) An optionee or a transferee of an option pursuant to Section 7(a) shall have no rights as a shareholder with respect to any company stock the subject of either an unexercised or exercised option until the optionee or transferee shall have become the holder of record of such stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect of such stock for which the record date is prior to the date on which the optionee or transferee shall have in fact become the holder of record of the company stock acquired pursuant to the option or right.


Section 9 - General

     (a) If, in connection with the exercise of any option hereunder, it is necessary or desirable, to comply with any law or regulation of any governmental authority relating to the issuance or sale of securities, that the participant receiving such shares shall agree that the participant will take the shares for investment and not with any present intention to resell the same and that the participant will dispose of such shares only in compliance with such laws and regulations, the participant shalL upon the request of the Committee, execute and deliver to the Committee an agreement to such effect satisfactory to the Committee.

     (b) If a participant dies prior to the exercise in full of any option granted to the participant, the option and any shares issued thereunder shall be distributed to the participant's designated beneficiary or, in the absence of a beneficiary designation, to the participant's estate. The designation of a beneficiary shall be made in writing on a form prescribed by and filed with the Secretary of the Committee.

     (c) Neither the establishment of the Plan nor any provisions of the Plan or modification thereof shall be held or construed as giving any participant in the Plan the right to be retained in the service of the Corporation and the Corporation expressly reserves its right to discharge any such participant whenever the interests of the Corporation may so require.

     (d) Each distribution of company stock under this Plan shall be made subject to such federal, state and local tax withholding requirements as apply on the distribution date. For this purpose, the Committee may provide for the withholding of shares of company stock or allow a participant to tender back to the Corporation shares of company stock received in such distribution.


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                                                                     Per 5/__/96
                                                                Board Resolution

     (e) Notwithstanding any other provisions in the Plan, in the event of a Change in Control (as hereinafter defined) all options then outstanding shall become immediately exercisable. Distribution of all shares of company stock due because of the exercise of options, shall be made as soon as practicable within sixty (60) days after the date of the Change in Control. For purposes of this Plan, a Change in Control shall occur if any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of more than thirty percent (30%) of the then outstanding voting securities of the Corporation otherwise than through a transaction or transactions arranged by or consummated with the prior approval of the Corporation's Board of Directors.


Section 10 - Amendment, Suspension and Termination

     The Board of Directors of the Corporation reserves the right at any time to amend, suspend, or terminate the Plan; provided, however, no such amendment, suspension or termination shall adversely affect any award or grant then in effect unless the prior approval of the participant so affected is obtained. No amendment of the Plan shall, without approval of the shareholders of the Corporation, (a) increase the aggregate number of shares of company stock which are reserved for the Plan (except as provided in Section 6), (b) change the group of eligible employees under the Plan, (c) change the manner of determining the option price or the amount payable upon exercise of a right or (d) increase the maximum duration of an option.


Section 11- Governing Law

     The Plan and all determinations made and action taken pursuant thereto shall be governed by the laws of the State of Michigan and construed in accordance therewith.





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